UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2011

CYCLONE POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-54449	26-0519058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 N.E. 26th Court, Pompano Beach, Florida	33064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 943-8721

Registrant’s facsimile number, including area code: (954) 788-6565

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On December 9, 2011, Cyclone Power Technologies, Inc. (the “Company”) disclosed a Slide Presentation to be used by the Company in connection with a meeting on December 9, 2011.  A copy of the Slide Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Slide Presentation should be read in conjunction with the Company’s quarterly report for the quarter ended September 30, 2011, and the Company’s other filings with the Securities and Exchange Commission.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that the Company specifically incorporates any such information by reference.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits

99.1	Slide Presentation dated December 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 9, 2011	CYCLONE POWER TECHNOLOGIES, INC.

	By:	/s/ Harry Schoell
Harry Schoell
Chairman Chief Executive Officer

Exhibit Index

Exhibit No	Description
99.1	Slide Presentation dated December 9, 2011